American Century Mutual Funds, Inc. Statement of Additional Information Supplement

Supplement dated September 21, 2019 ■ Statement of Additional Information dated August 1, 2019

The entries for Stephen Pool are deleted from the Accounts Managed table and the Ownership of Securities table of the Statement of Additional Information.

©2019 American Century Proprietary Holdings, Inc. All rights reserved. CL-SPL-95607 1909